Segment and Related Information	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Segment and Related Information [Text Block]
20. Segment and Related Information
Our operations are managed by senior executives who report to our Chief Executive Officer, the chief operating decision maker. Discrete financial information is available for each of the segments, and our Chief Executive Officer uses the operating results of each of the operating segments for performance evaluation and resource allocation.
Effective January 1, 2023, our Catalloy and polybutene-1 businesses were moved from the Advanced Polymer Solutions segment and reintegrated into the Olefins and Polyolefins-Americas and Olefins and Polyolefins-Europe, Asia, International segments. This move will allow the Advanced Polymer Solutions team to focus on our compounding and solutions business, and to develop a more agile operating model with meaningful regional and segment growth strategies. Segment information provided below has been revised for all periods presented to reflect these changes. Additionally, consistent with this change, we have updated the disclosure of revenue disaggregated by key products in Note 3 to the Consolidated Financial Statements.
The activities of each of our segments from which they earn revenues and incur expenses are described below:
•Olefins and Polyolefins-Americas (“O&P-Americas”). Our O&P-Americas segment produces and markets olefins and co-products, polyethylene and polypropylene.

•Olefins and Polyolefins-Europe, Asia, International (“O&P-EAI”). Our O&P-EAI segment produces and markets olefins and co-products, polyethylene and polypropylene.

•Intermediates and Derivatives (“I&D”). Our I&D segment produces and markets propylene oxide and its derivatives; oxyfuels and related products; and intermediate chemicals such as styrene monomer, acetyls, ethylene oxide and ethylene glycol.

•Advanced Polymer Solutions (“APS”). Our APS segment produces and markets compounding and solutions, such as polypropylene compounds, engineered plastics, masterbatches, engineered composites, colors and powders.

•Refining. Our Refining segment refines heavy, high-sulfur crude oil and other crude oils of varied types and sources available on the U.S. Gulf Coast into refined products, including gasoline and distillates.

•Technology. Our Technology segment develops and licenses chemical and polyolefin process technologies and manufactures and sells polyolefin catalysts.
Our chief operating decision maker uses EBITDA as the primary measure for reviewing profitability of our segments, and therefore, we have presented EBITDA for all segments. We define EBITDA as earnings from continuing operations before interest, income taxes, and depreciation and amortization.
“Other” includes intersegment eliminations and items that are not directly related or allocated to business operations, such as foreign exchange gains or losses and components of pension and other post-retirement benefit costs other than service costs. Sales between segments are made primarily at prices approximating prevailing market prices.
Summarized financial information concerning reportable segments is shown in the following tables for the periods presented:

	Year Ended December 31, 2022
	O&P - Americas	O&P - EAI	I&D	APS	Refining	Technology	Other	Total
Millions of dollars
Sales and other operating revenues:
Customers	$9,420	$12,568	$12,703	$4,197	$10,975	$588	$—	$50,451
Intersegment	5,060	887	247	5	918	105	(7,222)	—
	14,480	13,455	12,950	4,202	11,893	693	(7,222)	50,451
Depreciation and amortization expense	591	171	332	95	39	39	—	1,267
Other (expense) income, net	(30)	—	(39)	4	(7)	(4)	4	(72)
Income (loss) from equity investments	98	(68)	(25)	—	—	—	—	5
EBITDA	2,865	178	1,872	115	921	366	(16)	6,301
Capital expenditures	383	349	940	60	53	98	7	1,890

	Year Ended December 31, 2021
Millions of dollars	O&P - Americas	O&P - EAI	I&D	APS	Refining	Technology	Other	Total
Sales and other operating revenues:
Customers	$10,978	$13,192	$9,968	$4,150	$7,178	$707	$—	$46,173
Intersegment	4,582	869	212	11	824	136	(6,634)	—
	15,560	14,061	10,180	4,161	8,002	843	(6,634)	46,173
Depreciation and amortization expense	581	204	379	107	79	43	—	1,393
Other income (expense), net	27	10	(2)	9	(7)	—	25	62
Income (loss) from equity investments	115	313	34	(1)	—	—	—	461
EBITDA	5,370	1,830	1,378	231	(624)	514	(10)	8,689
Capital expenditures	326	256	1,112	71	74	91	29	1,959

	Year Ended December 31, 2020
Millions of dollars	O&P - Americas	O&P - EAI	I&D	APS	Refining	Technology	Other	Total
Sales and other operating revenues:
Customers	$5,313	$8,193	$6,144	$3,238	$4,346	$519	$—	$27,753
Intersegment	2,282	618	125	6	381	140	(3,552)	—
	7,595	8,811	6,269	3,244	4,727	659	(3,552)	27,753
Depreciation and amortization expense	532	224	305	135	152	37	—	1,385
Other income (expense), net	70	13	1	2	1	—	(2)	85
Income (loss) from equity investments	45	186	26	(1)	—	—	—	256
EBITDA	1,852	919	833	243	(871)	324	(15)	3,285
Capital expenditures	548	175	880	49	63	111	121	1,947
A reconciliation of EBITDA to Income from continuing operations before income taxes is shown in the following table for each of the periods presented:

	Year Ended December 31,
Millions of dollars	2022	2021	2020
EBITDA:
Total segment EBITDA	$6,317	$8,699	$3,300
Other EBITDA	(16)	(10)	(15)
Less:
Depreciation and amortization expense	(1,267)	(1,393)	(1,385)
Interest expense	(287)	(519)	(526)
Add:
Interest income	29	9	12
Income from continuing operations before income taxes	$4,776	$6,786	$1,386
The following assets are summarized and reconciled to consolidated totals in the following table:

Millions of dollars	O&P - Americas	O&P - EAI	I&D	APS	Refining	Technology	Total
December 31, 2022
Property, plant and equipment, net	$6,378	$1,880	$5,728	$636	$255	$510	$15,387
Equity investments	2,053	1,655	585	2	—	—	4,295
December 31, 2021
Property, plant and equipment, net	$6,490	$1,843	$5,118	$658	$—	$447	$14,556
Equity investments	2,122	1,983	679	2	—	—	4,786
Long-lived assets include Property, plant and equipment, net, Intangible assets, net and Equity investments, see Notes 7 and 8 to the Consolidated Financial Statements. The following long-lived assets data is based upon the location of the assets:

	December 31,
Millions of dollars	2022	2021
Long-lived assets:
United States	$14,651	$13,955
Germany	1,443	1,460
The Netherlands	903	887
France	740	676
China	503	799
Italy	304	300
Mexico	284	306
Other	1,516	1,654
Total	$20,344	$20,037
Disposition—In the second quarter of 2022 we sold our ownership interest in our polypropylene manufacturing facility located in Geelong, Australia, LyondellBasell Australia (Holdings) Pty Ltd, for consideration of $38 million. In connection with this sale, we assessed the assets of the disposal group for impairment and determined that the carrying value exceeded the fair value less costs to sell. As a result, we recognized a non-cash impairment charge in the second quarter of 2022 of $69 million in the operating results of our O&P-EAI segment. The fair value measurement for the disposal group is based on expected consideration and classified as Level 3 within the fair value hierarchy. The charge is reflected as Impairments in our Consolidated Statements of Income.
Exit of Houston Refinery Operations—In April 2022 we announced our decision to cease operation of our Houston refinery no later than the end of 2023 after determining that exiting the refining business is our best strategic and financial path forward. Our exit from the refining business progresses our greenhouse gas emission reduction goals, and the site’s prime location gives us more options for advancing our future strategic objectives, including circularity. In the interim, we will continue serving the fuels market.
During 2022, in connection with the planned exit from the refinery business, we expensed accelerated lease amortization costs of $91 million, personnel costs of $64 million, asset retirement cost depreciation of $30 million, and asset retirement obligation accretion of $2 million. In subsequent periods, we expect to incur additional costs primarily consisting of accelerated amortization of operating lease assets of $150 million to $250 million, personnel costs of $50 million to $80 million and other charges of $50 million to $100 million. Additionally, we estimate that the Houston refinery’s asset retirement obligations are in the range of $150 million to $450 million. As of December 31, 2022, we recorded asset retirement obligations of $249 million representing our best estimate. The asset retirement obligations we recorded require significant judgment and are subject to changes in the underlying assumptions. We intend to proceed with an orderly shut-down and do not expect to recognize these charges all at once, but rather over time. We do not anticipate any material cash payments related to the exit of the refinery business to be made in 2023.
Operating results for our Refining segment include non-cash impairment charges of $624 million and $582 million recognized in 2021 and 2020, respectively. See Note 7 to the Consolidated Financial Statements for additional information regarding impairment charges.
Subsequent Events—In the fourth quarter of 2022 we embarked on a journey to transform the APS segment. Our goal is to sharpen our focus on customer service and product development to maximize value for our customers and LyondellBasell. With increased autonomy and accountability, we are developing a more agile operating model with meaningful regional and segment growth strategies. As part of this transformation, effective January 1, 2023, our Catalloy and polybutene-1 products will be moved from our APS segment and reintegrated into our O&P-Americas and O&P-EAI segments. This move will allow the APS team to focus on our compounding business. Also, effective January 1, 2023, the APS reporting unit’s goodwill has been reallocated between the APS, O&P-Americas and O&P-EAI segments based on their relative fair values.
As a result of the change noted above, we are evaluating goodwill for impairment immediately before and after the transfer of our Catalloy and polybutene-1 businesses. As of December 31, 2022, goodwill included in our APS reporting unit was $1,370 million, the majority of which is related to the 2018 acquisition of A. Schulman.
As of December 31, 2022, a large portion of the APS reporting unit’s fair value was derived from our Catalloy and polybutene-1 products, which had disproportionately low carrying values in comparison to the remaining assets of the reporting unit, which had relatively higher carrying values due to the 2018 purchase price allocation associated with the acquisition of A. Schulman. As a result of the reallocation of goodwill among reporting units we expect to recognize a non-cash goodwill impairment charge in our APS segment of approximately $250 million to $300 million in the first quarter of 2023. Estimates of fair values were determined through the use of a discounted cash flow model, market comparisons and internal assumptions including revenue growth rates and discount rates, which are inherently subjective.